Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

10. INCOME TAXES

The Company’s income tax benefit from continuing and discontinued operations for the years ended December 31, 2016, 2015 and 2014 is as follows:

	2016	2015	2014
Income tax benefit from continuing operations	$5,792	$2,497	$11,530
Income tax benefit from discontinued operations	—	—	8,744
Income tax benefit	$5,792	$2,497	$20,274

The Company’s income (loss) from continuing operations before income tax from domestic and foreign continuing operations for the years ended December 31, 2016, 2015 and 2014 is as follows:

	2016	2015	2014
Domestic operations	$(2,295)	$(35,996)	$(20,823)
Foreign operations	(11,674)	27,310	30,011
Total income (loss) from continuing operations before income tax	$(13,969)	$(8,686)	$9,188

The benefit for income taxes from continuing operations as of December 31, 2016, 2015 and 2014 is as follows:

	2016	2015	2014
Federal:
Current	$260	$—	$(174)
Deferred	(5,098)	(2,355)	(9,531)
State:
Current	54	115	277
Deferred	(1,153)	(673)	(3,577)
Foreign:
Current	146	416	1,475
Deferred	—	—	—
Total	$(5,791)	$(2,497)	$(11,530)

The Company’s income tax benefit from continuing operations reconciles to the provision at the statutory U.S. federal income tax rate of 35% for the years ended December 31, 2016, 2015 and 2014 as follows:

	2016	2015	2014
Tax provision at statutory U.S. federal income tax rate	$(4,889)	$(3,040)	$3,214
State income tax — net of federal income tax benefit	(1,118)	(676)	(2,726)
Worthless stock deduction	—	—	(9,631)
Charitable contributions	—	(469)	(1,764)
Adjustment to deferred tax depreciation	—	1,135	(1,670)
Change in deferred state tax rate	(1,082)	—	(811)
Research and development tax credits	(253)	(286)	(691)
Purchase price adjustment	—	393	(393)
Changes in unrecognized tax benefits	10	(186)	127
Changes in valuation allowance	1,031	270	2,246
Other	510	362	569
Income tax benefit	$(5,791)	$(2,497)	$(11,530)

During the fourth quarter of 2014, the Company liquidated one of its domestic subsidiaries which allowed it to claim a worthless stock deduction on its federal income tax return. The Company recorded an income tax benefit of $9,631 related to the worthless stock deduction. The Company utilized part of the benefit to offset income in the year and carried forward the remainder as a net operating loss to potentially offset future income. Accordingly, this benefit is characterized as a component of our continuing operations.

In 2014, an entity 50% owned by the Company sold property to a third party and as part of the transaction donated adjacent property to a municipality. The fair market value of the donated property in excess of cost resulted in a benefit of $1,764 to the Company in 2014. In 2015, additional property was donated to the same municipality and the fair market value of the donated property in excess of the cost resulted in a benefit of $469 to the Company.

At December 31, 2016 and 2015, the Company had loss carryforwards for federal income tax purposes of $51,158 and $70,534 respectively, which expire between 2034 and 2036.

At December 31, 2016 and 2015, the Company had gross net operating loss carryforwards for state income tax purposes totaling $128,066 and $128,460, respectively, which expire between 2023 and 2035. Due to changes in state tax law enacted during the year in a certain state, a valuation allowance in the amount of $767 was established in 2016 for state net operating loss carryforwards.

The Company also has foreign gross net operating loss carryforwards of approximately $12,165 and $11,507 as of December 31, 2016 and 2015, which expire between 2017 and 2036. At December 31, 2016 and 2015, a full valuation allowance has been established for the deferred tax asset of $3,795 and $3,586 related to foreign net operating loss carryforwards, respectively, as the Company believes it is more likely than not that the net operating loss carryforwards will not be realized.

As of December 31, 2016 and 2015, the Company had $157 in unrecognized tax benefits, the recognition of which would have an impact of $102 on the effective tax rate.

The Company does not expect that total unrecognized tax benefits will significantly increase or decrease within the next 12 months. Below is a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of each period.

	2016	2015	2014
Unrecognized tax benefits — January 1	$157	$442	$253
Gross increases — tax positions in prior period	—	—	—
Gross increases — current period tax positions	—	—	270
Gross decreases — expirations	—	—	(65)
Gross decreases — tax positions in prior period	—	(285)	(16)
Unrecognized tax benefits — December 31,	$157	$157	$442

The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. As of December 31, 2016 and 2015, the Company had approximately $37 and $23, respectively, of interest and penalties recorded.

The Company files income tax returns at the U.S. federal level and in various state and foreign jurisdictions. U.S. federal income tax years prior to 2013 are closed and no longer subject to examination. In 2016, the Internal Revenue Service completed an examination of the Company’s 2011 and 2012 U.S. federal income tax returns. The examinations did not result in any material adjustments. With few exceptions, the statute of limitations in state taxing jurisdictions in which the Company operates has expired for all years prior to 2012. In foreign jurisdictions in which the Company operates, years prior to 2011 are closed and are no longer subject to examination.

The Company’s deferred tax assets (liabilities) at December 31, 2016 and 2015 are as follows:

	2016	2015
Deferred tax assets:
Accrued liabilities	$16,194	$17,841
Federal NOLs	17,905	24,687
Foreign NOLs	3,795	3,586
State NOLs	5,989	6,008
Tax credit carryforwards	5,970	5,374
Charitable contribution	1,883	2,233
Valuation allowance	(7,133)	(6,102)
Total deferred tax assets	44,603	53,627

Deferred tax liabilities:
Depreciation and amortization	(111,793)	(126,174)
Other liabilities	(1,259)	(1,459)
Total deferred tax liabilities	(113,052)	(127,633)
Net noncurrent deferred tax liabilities	$(68,449)	$(74,006)

Deferred tax assets relate primarily to reserves and other liabilities for costs and expenses not currently deductible for tax purposes as well as net operating loss and other carryforwards. Deferred tax liabilities relate primarily to the cumulative difference between book depreciation and amounts deducted for tax purposes. The Company believes that it is more likely than not that the deferred income tax assets will ultimately be realized. However, valuation allowances have been recorded for foreign net operating loss carryforwards, foreign tax credits and certain state net operating loss carryforwards to reduce the balance of these deferred tax assets at December 31, 2016, or December 31, 2015.

As discussed in Note 1, in 2015, the Company elected to early adopt guidance which requires that deferred tax liabilities and assets be classified as noncurrent in the balance sheet on a prospective basis.